UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 5/31

Date of reporting period: 05/31/07

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
21	Financial Highlights
26	Notes to Financial Statements
34	Report of Independent Registered
Public Accounting Firm
35	Important Tax Information
36	Information About the Review and Approval
of the Fund’s Management Agreement
40	Board Members Information
43	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Emerging Markets Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Emerging Markets Fund, covering the 12-month period from June 1, 2006, through May 31, 2007.

Conditions in the global economy have remained relatively robust, even as U.S. economic growth has moderated. While we expect the global expansion to continue, it probably will do so at a somewhat reduced pace as softer U.S. consumer and business spending reduces demand for imports and some high-flying emerging markets, notably China, take steps to reduce unsustainably high growth rates. These factors may compel global investors to proceed with a sense of greater caution.

The U.S. dollar, however, has continued to decline relative to most other currencies, making investments denominated in foreign currencies more valuable for U.S. residents.We expect this trend to persist, as a stubborn U.S. trade deficit and stronger economic growth in some overseas markets continue to attract global capital away from U.S. markets and toward those with higher potential returns. These factors, combined with a weakening U.S. dollar, could lead to new opportunities and challenges in international equity markets. As always, your financial advisor can help you position your investments for these developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2006, through May 31, 2007, as provided by D. Kirk Henry, Senior Portfolio Manager

Market and Fund Performance Overview

The emerging markets continued to advance during the reporting period, benefiting from an expanding global economy and robust demand for natural resources. In addition, low global interest rates, benign inflation in many regions, rising disposable incomes and prudent economic reforms have enabled many developing markets to become greater contributors to the global economy. Although the fund participated in the market’s gains to a significant degree, its returns fell short of the benchmark’s, due mainly to disappointing security selections in the technology sector and reduced exposure to commodities stocks that no longer met our value-oriented criteria.

For the period from June 1, 2006, through May 31, 2007, the fund produced total returns of 32.36% for its Class A shares, 31.36% for Class B shares, 31.43% for Class C shares, 32.78% for Class I shares and 31.83% for Class T shares.1 This compares with a 38.59% total return provided by the Morgan Stanley Capital International Emerging Markets Index (MSCI EM Index), the fund’s benchmark, for the same period.2

Effective 6/1/07, Class R shares were renamed Class I shares.

The Fund’s Investment Approach

The fund seeks long-term capital growth. In seeking to do so, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in countries generally represented in the MSCI EM Index. Normally, the fund will not invest more than 25% of its total assets in any single emerging market country.We identify potential investments through quantitative and fundamental research, using a value-oriented approach that emphasizes individual stock selection over economic and industry trends. We assess how a stock is valued relative to its intrinsic worth, the company’s efficiency and profitability, and the presence of a catalyst that could trigger an increase in the stock’s price in the near- or intermediate term.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Emerging Markets Continued to Advance in Expanding Global and Domestic Economies

As they have for some time, the world’s emerging equity markets continued to post highly competitive returns during the reporting period, with gains fueled by strong demand for exports and increased domestic consumption by a growing middle class. Gains were particularly robust among commodities producers as a number of former third-world countries continued to build their industrial infrastructures. While the fund benefited from these trends, we began to reduce its exposure to basic materials producers as their valuations reached richer levels. However, materials stocks continued to gain value, and the fund’s underweighted position prevented it from participating more fully in their gains.

Instead, we have been increasing the fund’s exposure to companies that we believe are poised to benefit from greater domestic consumption. For example, the fund received strong contributions from its South Africa holdings. Retailer Edgars Consolidated Stores was acquired by another company, and paper and forest products firm Sappi rebounded when its manufacturing costs moderated along with oil and gas prices. The fund also benefited from its position in Sasol, a synthetic fuel producer, as we increased the fund’s exposure to the company when oil prices rose during the reporting period, and we decreased exposure when oil prices retreated.

Malaysia’s stock market rallied after the country adopted the “Ninth Malaysian Plan,” a comprehensive expansion of government investment in various infrastructure projects and public works. Notable winners included Gamuda, a construction firm, and Sime Darby, the country’s oldest and largest conglomerate, which secured a major project for its engineering subsidiary.The fund’s exposure to the banking industry in the Philippines produced some of the emerging markets’ better returns as declining interest rates led to higher levels of lending activity. In addition, utility Manila Electric advanced during the reporting period on the heels of long-awaited governmental reforms.

On the other hand, the fund received disappointing results from the technology sector, where a number of semiconductor holdings suffered due to pricing pressures in an oversupplied market. In India, the fund’s limited exposure to software companies, which we deemed too expensive, and emphasis on state-owned refiners Bharat Petroleum and Hindustan Petroleum detracted from relative performance. Exporters in South Korea, such as Hyundai Motor, Samsung Electronics and LG Electronics, were hurt by the declining value of the U.S. dollar. Finally, the fund’s limited participation in a number of IPOs in China’s banking industry held back its relative performance.

Smaller-Cap Stocks Gaining Favor with Global Investors

As of the end of the reporting period, we believe that we have seen a marginal reversal in leadership in the emerging markets, in which small-and midcap stocks have become more attractive to investors. Investors apparently have become more comfortable investing in smaller, more speculative stocks, as a growing number of companies have demonstrated their ability to generate gains over an extended period of time. The emerging markets also have benefited from increased mergers-and-acquisitions activity, a trend we believe is likely to continue. Our investment strategy recently has led us to companies with strong balance sheets and strong cash flows, qualities frequently sought in takeover candidates.

June 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets (MSCI
EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Emerging Markets Fund on 5/31/97 to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index
(the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C,
Class I and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the
Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by
foreigners.The Index includes gross dividends reinvested and does not take into account charges, fees and other expenses.
These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/07

	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)		24.72%	22.54%	12.93%
without sales charge		32.36%	24.01%	13.61%
Class B shares
with applicable redemption charge †	11/15/02	27.36%	22.98%††††	13.56%†††, ††††
without redemption	11/15/02	31.36%	23.16%††††	13.56%†††, ††††
Class C shares
with applicable redemption charge ††	11/15/02	30.43%	23.22%††††	13.25%††††
without redemption	11/15/02	31.43%	23.22%††††	13.25%††††
Class I shares	11/15/02	32.78%	24.40%††††	13.79%††††
Class T shares
with maximum sales charge (4.5%)	11/15/02	25.88%	22.40%††††	12.87%††††
without sales charge	11/15/02	31.83%	23.54%††††	13.39%††††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
††††	The total return performance figures presented for Class B, C, I and T shares of the fund represent the performance of the fund’s Class A shares for periods prior to November 15, 2002 (the inception date for
Class B, C, I and T shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Emerging Markets Fund from December 1, 2006 to May 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 9.44	$ 13.33	$ 13.22	$ 7.84	$ 11.09
Ending value (after expenses)	$1,150.80	$1,147.10	$1,147.10	$1,152.90	$1,149.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.85	$ 12.49	$ 12.39	$ 7.34	$ 10.40
Ending value (after expenses)	$1,016.16	$1,012.52	$1,012.62	$1,017.65	$1,014.61

† Expenses are equal to the fund’s annualized expense ratio of 1.76% for Class A, 2.49% for Class B, 2.47% for
Class C, 1.46% for Class R and 2.07% for Class T; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2007

Common Stocks—95.4%	Shares	Value ($)

Argentina—.2%
Petrobras Energia Participaciones, ADR	215,700 a	2,491,335
Brazil—9.7%
Banco Itau Holding Financeira, ADR	123,220	5,432,770
Banco Nossa Caixa	305,200	5,556,441
Brasil Telecom Participacoes, ADR	75,750	4,711,650
Braskem, ADR	134,900	2,283,857
Centrais Eletricas Brasileiras	159,442	4,252,731
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	379,680	12,802,810
Cia de Saneamento Basico do Estado de Sao Paulo	16,146	2,592,030
CPFL Energia	275,000	5,142,323
Empresa Brasileira de Aeronautica, ADR	152,120	7,374,777
Grendene	627,800	7,761,084
Petroleo Brasileiro, ADR	369,649	39,981,236
Tam, ADR	163,531	5,556,783
Tele Norte Leste Participacoes, ADR	1,204,050	22,888,990
Telemig Celular Rights	41,366 a	17,189
Unibanco—Uniao de Bancos Brasileiros, GDR	118,670	13,327,828
Votorantim Celulose e Papel, ADR	270,210	5,844,642
		145,527,141
Chile—.5%
Compania Cervecerias Unidas, ADR	202,140	7,014,258
China—4.9%
Bank of China, Cl. H	11,705,000 a	5,741,346
China Telecom, Cl. H	29,393,800	15,810,607
Huadian Power International, Cl. H	6,883,000	3,622,956
Huaneng Power International, Cl. H	7,247,600	7,462,662
Sinotrans, Cl. H	19,319,500	8,684,534
TPV Technology	13,842,000	9,448,646
Weiqiao Textile, Cl. H	6,475,100	14,395,929
Yanzhou Coal Mining, Cl. H	5,921,100	7,628,583
		72,795,263
Czech Republic—.8%
Komercni Banka	65,720	12,115,323
Egypt—.2%
El Ezz Steel Rebars	266,110	2,407,791

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Hong Kong—4.7%
Brilliance China Automotive Holdings	12,394,000 a	2,888,859
China Power International Development	3,049,400	1,640,239
CNOOC	27,383,100	25,916,155
Denway Motors	29,543,300	12,939,831
Global Bio-Chem Technology Group	17,472,700	6,825,011
Shanghai Industrial Holdings	4,163,500	12,263,937
Texwinca Holdings	10,111,300	7,264,628
		69,738,660
Hungary—.5%
Magyar Telekom Telecommunications	1,375,333	6,889,231
India—6.7%
Andhra Bank	1,063,703	2,291,187
Bharat Petroleum	1,484,836	13,208,423
GAIL India	455,840	3,419,223
GAIL India, GDR	77,100 b	3,323,010
Hero Honda Motors	94,545	1,702,204
Hindalco Industries	1,873,370	6,535,335
Hindalco Industries, GDR	1,591,000 b	5,496,905
Hindalco Industries, GDR (Prepaid Shares)	241,990 b,c	524,437
Hindustan Petroleum	1,856,883	13,339,744
India Cements	528,080 a	2,349,711
Jet Airways India	215,082	4,098,411
Mahanagar Telephone Nigam	2,519,240	9,542,652
Mahanagar Telephone Nigam, ADR	83,381	600,343
Oil & Natural Gas	458,944	10,241,899
Reliance Energy	200,770	2,649,267
State Bank of India	248,500	8,323,749
State Bank of India, GDR	159,500 b	13,079,000
		100,725,500
Indonesia—.8%
Gudang Garam	6,056,400	7,615,956
Indosat	6,654,600	5,088,767
		12,704,723
Israel—2.8%
Bank Hapoalim	268,083	1,449,204
Bank Leumi Le-Israel	1,408,200	5,967,360
Check Point Software Technologies	203,256 a	4,748,060

Common Stocks (continued)	Shares	Value ($)

Israel (continued)
Israel Discount Bank	3,869,898 a	8,896,197
Teva Pharmaceutical Industries, ADR	549,710	21,548,632
		42,609,453
Malaysia—4.3%
AMMB Holdings	3,787,800	4,369,038
Gamuda	1,737,600	4,524,867
Malayan Banking	6,502,100	23,150,040
PLUS Expressways	2,505,100	2,240,843
Proton Holdings	731,900	1,152,174
Resorts World	10,722,100	10,158,941
Sime Darby	5,843,500	17,194,350
Telekom Malaysia Berhad	441,000	1,349,537
		64,139,790
Mexico—5.2%
Cemex (Units)	3,123,344	12,125,004
Cemex, ADR	155,660	6,052,061
Coca-Cola Femsa, ADR	326,870	13,140,174
Controladora Comercial Mexicana (Units)	4,581,700	12,451,778
Embotelladoras Arca	642,400	2,328,814
Gruma, Cl. B	1,280,300	4,492,364
Grupo Continental	4,396,550	9,820,761
Kimberly-Clark de Mexico, Cl. A	928,100	3,938,959
Telefonos de Mexico, ADR, Ser. L	321,090	12,984,880
		77,334,795
Philippines—1.1%
ABS-CBN Holdings	4,055,100	2,849,530
Bank of the Philippine Islands	4,786,181	7,140,464
Manila Electric, Cl. B	2,075,264	4,217,834
SM Prime Holdings	3,254,300	861,950
Union Bank of the Philippines	1,451,900	2,009,116
		17,078,894
Poland—1.1%
Polski Koncern Naftowy Orlen	288,950 a	4,992,474
Telekomunikacja Polska	1,561,685	11,566,405
		16,558,879
Russia—4.9%
Cherepovets	125,990 b	1,615,633

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Russia (continued)
Gazprom, ADR	935,735	34,154,327
LUKOIL, ADR	387,735	29,090,788
MMC Norilsk Nickel, ADR	8,160	1,555,191
Surgutneftegaz, ADR	58,400	3,163,347
VTB Bank	397,700 [a,b]	4,494,010
		74,073,296
South Africa—7.2%
Alexander Forbes	2,746,918 [a]	6,453,190
Aspen Pharmacare	1,754,496 [a]	9,556,743
Bidvest Group	373,436	7,573,199
Ellerine Holdings	553,820	6,118,709
Nampak	4,064,721	12,198,379
Nedbank Group	1,180,600	24,235,215
Sanlam	3,955,861	12,808,779
Sappi	574,919	10,742,158
Sasol	256,780	9,358,134
Steinhoff International Holdings	2,785,207	9,108,082
		108,152,588
South Korea—19.7%
Cheil Industries	88,640	3,793,056
Hana Financial Group	80,881	4,097,448
Hanwha Chemical	214,920	4,517,316
Hynix Semiconductor	283,227 [a]	8,776,908
Hyundai Department Store	59,657	7,362,680
Hyundai Development	85,234	5,944,101
Hyundai Mobis	180,988	16,425,966
Hyundai Motor	253,740	17,968,977
INI Steel	107,730	6,444,640
Kookmin Bank	255,657	23,175,159
Kookmin Bank, ADR	62,672	5,664,922
Korea Electric Power	437,085	19,245,403
KT	52,080	2,486,816
KT, ADR	693,060	16,668,093
Kumho Tire	826,320	11,801,390
Kumho Tire, GDR	226,100 [b]	1,614,564
LG Chem	42,637	3,148,084
LG Electronics	203,279	15,337,677

Common Stocks (continued)	Shares	Value ($)

South Korea (continued)
LG.Philips LCD	119,050 [a]	4,933,950
Lotte Shopping	43,277	18,005,844
POSCO	25,048	12,041,399
POSCO, ADR	21,260	2,536,318
S-Oil	61,346	5,051,829
Samsung Electronics	70,002	40,367,631
Samsung SDI	61,423	3,608,250
Samsung Securities	57,621	3,974,933
Shinhan Financial Group	200,630	12,391,376
SK Telecom	6,999	1,523,900
SK Telecom, ADR	644,860	17,320,940
		296,229,570
Taiwan—14.0%
BenQ	9,500,450 [a]	3,479,808
China Motor	8,123,614	7,131,370
Chinatrust Financial Holding	15,604,456	11,832,651
Chunghwa Telecom, ADR	928,030	17,465,525
Compal Electronics	15,202,484	13,805,797
Compal Electronics, GDR	2,084,457 [b]	9,651,037
First Financial Holding	21,351,446	14,186,900
Fubon Financial Holding	6,842,000	5,975,229
Mega Financial Holding	6,230,000	3,771,757
Nan Ya Printed Circuit Board	979,000	5,334,342
Nien Hsing Textile	5,783,000	3,824,990
Nien Made Enterprises	3,114,380	3,049,801
Powerchip Semiconductor	4,436,000	2,638,638
Quanta Computer	13,431,877	20,329,767
Radiant Opto-Electronics	2,430,500	3,862,608
SinoPac Financial Holdings	37,395,103	16,300,575
Taiwan Cement	3,229,885	3,040,697
Taiwan Semiconductor Manufacturing	1,538,000	3,175,166
Taiwan Semiconductor Manufacturing, ADR	571,200	6,231,792
Tatung	14,892,000 [a]	6,356,204
United Microelectronics	46,261,433 [a]	26,887,226
United Microelectronics, ADR	3,330,432	11,123,643
Yageo	22,200,200 [a]	9,945,905
		209,401,428

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Thailand—3.9%
Bangkok Bank	2,306,600	8,132,693
C.P. Seven Eleven	4,653,800	1,414,529
Charoen Pokphand Foods	47,341,000	6,878,115
Delta Electronics Thai	4,156,500	2,362,509
Italian-Thai Development	15,346,100 [a]	2,775,359
Kasikornbank	4,578,100	9,810,214
Krung Thai Bank	20,698,000	6,857,392
PTT	932,600	7,200,012
Siam Commercial Bank	2,276,500	4,774,422
Siam Makro	1,293,500	3,813,663
Thai Airways International	2,302,400	3,096,693
Thai Union Frozen Products	2,524,200	1,764,638
		58,880,239
Turkey—2.0%
Petrol Ofisi	565,870	2,920,619
Turk Sise ve Cam Fabrikalari	198,290	805,201
Turkcell Iletisim Hizmetleri	1,806,400	12,134,072
Turkiye Is Bankasi, Cl. C	2,861,750	13,358,453
		29,218,345
United Kingdom—.2%
JKX Oil & Gas	351,970	2,295,057
Total Common Stocks
(cost $1,035,406,917)		1,428,381,559

Preferred Stocks—3.0%

Brazil:
Braskem, Cl. A	922,400	7,857,552
Centrais Eletricas Brasileiras, Cl. B	296,347	7,773,477
Cia de Tecidos do Norte de Minas—Coteminas	67,579	11,934,864
Cia Energetica de Minas Gerais	119,417	4,714,154
Cia Paranaense de Energia, Cl. B	6,322	94,077
Klabin	818,600	2,700,036
Telecomunicacoes de Sao Paulo	82,023	2,411,439
Telemig Celular Participacoes	3,343,823	8,198,028
Total Preferred Stocks
(cost $23,462,091)		45,683,627

Other Investment—.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $1,200,000)	1,200,000 [d]	1,200,000

Total Investments (cost $1,060,069,008)	98.5%	1,475,265,186

Cash and Receivables (Net)	1.5%	22,998,923

Net Assets	100.0%	1,498,264,109

ADR—American Depository Receipts
GDR—Global Depository Receipts
[a] Non-income producing security.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, these securities amounted to $39,798,596 or 2.7% of net assets.
[c] The value of this security has been determined in good faith under the direction of the Board of Directors.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	20.7	Consumer Staples	6.3
Energy	14.5	Industrial	5.4
Information Technology	13.2	Utilities	4.5
Consumer Discretionary	13.0	Health Care	2.1
Telecommunication Services	11.3	Money Market Investment	.1
Materials	7.4		98.5

† Based on net assets.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,058,869,008	1,474,065,186
Affiliated issuers	1,200,000	1,200,000
Cash		1,452,360
Cash denominated in foreign currencies	20,065,989	20,232,860
Receivable for investment securities sold		8,798,936
Dividends and interest receivable		6,765,732
Receivable for shares of Common Stock subscribed		407,971
Unrealized appreciation on forward
currency exchange contracts—Note 4		13,783
Prepaid expenses		30,807
		1,512,967,635

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,885,091
Payable for investment securities purchased		7,612,094
Payable for shares of Common Stock redeemed		3,497,133
Unrealized depreciation on forward currency
exchange contracts—Note 4		9,120
Accrued expenses		1,700,088
		14,703,526

Net Assets ($)		1,498,264,109

Composition of Net Assets ($):
Paid-in capital		907,980,665
Accumulated undistributed investment income—net		12,905,275
Accumulated net realized gain (loss) on investments		161,920,000
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		415,458,169

Net Assets ($)		1,498,264,109

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	1,138,915,823	4,146,193	8,851,930	346,254,481	95,682
Shares Outstanding	48,649,913	181,790	386,792	14,735,385	4,143

Net Asset Value
Per Share ($)	23.41	22.81	22.89	23.50	23.09

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2007

Investment Income ($):
Income:
Cash dividends (net of $4,673,739 foreign taxes withheld at source):
Unaffiliated issuers	36,180,547
Affiliated issuers	578,905
Interest	120,066
Total Income	36,879,518
Expenses:
Management fee—Note 3(a)	17,362,548
Shareholder servicing costs—Note 3(c)	4,386,286
Custodian fees	2,235,044
Prospectus and shareholders’ reports	206,047
Directors’ fees and expenses—Note 3(d)	94,720
Registration fees	93,931
Distribution fees—Note 3(b)	90,623
Professional fees	76,722
Loan commitment fees—Note 2	7,233
Miscellaneous	76,976
Total Expenses	24,630,130
Investment Income—Net	12,249,388

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency
transactions (net of $162,232 foreign taxes)	280,808,073
Net realized gain (loss) on forward currency exchange contracts	(1,350,314)
Net Realized Gain (Loss)	279,457,759
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	98,573,278
Net Realized and Unrealized Gain (Loss) on Investments	378,031,037
Net Increase in Net Assets Resulting from Operations	390,280,425

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,

	2007	2006

Operations ($):
Investment income—net	12,249,388	12,947,921
Net realized gain (loss) on investments	279,457,759	306,797,202
Net unrealized appreciation
(depreciation) on investments	98,573,278	69,492,428
Net Increase (Decrease) in Net Assets
Resulting from Operations	390,280,425	389,237,551

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(5,120,080)	(17,085,237)
Class B shares	—	(24,875)
Class C shares	—	(56,946)
Class R shares	(1,129,278)	(599,406)
Class T shares	(79)	(656)
Net realized gain on investments:
Class A shares	(299,237,078)	(148,048,021)
Class B shares	(986,733)	(484,587)
Class C shares	(1,989,363)	(1,020,019)
Class R shares	(35,402,940)	(4,209,879)
Class T shares	(19,841)	(7,746)
Total Dividends	(343,885,392)	(171,537,372)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	219,278,182	302,737,669
Class B shares	109,886	454,468
Class C shares	268,038	937,023
Class R shares	300,542,908	18,733,792

		Year Ended May 31,

	2007	2006

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	270,974,480	140,092,027
Class B shares	889,139	456,277
Class C shares	1,710,596	864,774
Class R shares	32,828,014	4,086,544
Class T shares	19,920	8,402
Cost of shares redeemed:
Class A shares	(731,133,062)	(371,093,477)
Class B shares	(1,115,233)	(940,796)
Class C shares	(1,433,467)	(3,011,819)
Class R shares	(55,260,579)	(5,733,753)
Class T shares	(2,820)	(879)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	37,676,002	87,590,252
Total Increase (Decrease) in Net Assets	84,071,035	305,290,431

Net Assets ($):
Beginning of Period	1,414,193,074	1,108,902,643
End of Period	1,498,264,109	1,414,193,074
Undistributed investment income—net	12,905,275	5,053,972

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended May 31,

	2007	2006

Capital Share Transactions:
Class A [a]
Shares sold	9,768,629	13,288,763
Shares issued for dividends reinvested	12,965,180	6,473,504
Shares redeemed	(32,730,134)	(16,046,530)
Net Increase (Decrease) in Shares Outstanding	(9,996,325)	3,715,737

Class B [a]
Shares sold	5,184	20,916
Shares issued for dividends reinvested	43,521	21,309
Shares redeemed	(50,026)	(40,384)
Net Increase (Decrease) in Shares Outstanding	(1,321)	1,841

Class C
Shares sold	12,548	42,764
Shares issued for dividends reinvested	83,443	40,429
Shares redeemed	(65,311)	(132,187)
Net Increase (Decrease) in Shares Outstanding	30,680	(48,994)

Class R
Shares sold	13,562,681	811,541
Shares issued for dividends reinvested	1,566,970	188,407
Shares redeemed	(2,521,670)	(237,328)
Net Increase (Decrease) in Shares Outstanding	12,607,981	762,620

Class T
Shares issued for dividends reinvested	964	392
Shares redeemed	(115)	—
Net Increase (Decrease) in Shares Outstanding	849	392

[a]	During the period ended May 31, 2007, 2,317 Class B shares representing $52,183 were automatically converted to 2,270 Class A shares and during the period ended May 31, 2006, 7,346 Class B shares representing
$167,772 were automatically converted to 7,223 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended May 31,

Class A Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	23.06	19.50	16.77	12.25	13.07
Investment Operations:
Investment income—net [b]	.17	.21	.23	.16	.10
Net realized and unrealized
gain (loss) on investments	6.53	6.33	4.22	4.47	(.83)
Total from Investment Operations	6.70	6.54	4.45	4.63	(.73)
Distributions:
Dividends from investment
income—net	(.11)	(.31)	(.08)	(.11)	(.10)
Dividends from net realized
gain on investments	(6.24)	(2.67)	(1.64)	—	—
Total Distributions	(6.35)	(2.98)	(1.72)	(.11)	(.10)
Redemption fee added
to paid-in capital	—	—	—	—	.01
Net asset value, end of period	23.41	23.06	19.50	16.77	12.25

Total Return (%) [c]	32.36	34.52	26.47	37.65	(5.39)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.81	1.81	1.85	1.86	1.96
Ratio of net expenses
to average net assets	1.81	1.80	1.85	1.86	1.96
Ratio of net investment income
to average net assets	.75	.94	1.22	.97	.90
Portfolio Turnover Rate	49.56	50.00	41.36	47.45	48.52

Net Assets, end of period
($ x 1,000)	1,138,916	1,352,639	1,070,893	906,065	542,076

[a]	The fund changed to a five class fund on November 15, 2002.The existing shares were redesignated Class A shares.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,

Class B Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	22.67	19.21	16.61	12.20	10.84
Investment Operations:
Investment income—net [b]	.02	.04	.06	.02	.10
Net realized and unrealized
gain (loss) on investments	6.36	6.23	4.18	4.46	1.36
Total from Investment Operations	6.38	6.27	4.24	4.48	1.46
Distributions:
Dividends from investment income—net	—	(.14)	—	(.07)	(.10)
Dividends from net realized
gain on investments	(6.24)	(2.67)	(1.64)	—	—
Total Distributions	(6.24)	(2.81)	(1.64)	(.07)	(.10)
Net asset value, end of period	22.81	22.67	19.21	16.61	12.20

Total Return (%) [c]	31.36	33.53	25.46	36.70	13.56[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.55	2.57	2.67	2.63	1.46[d]
Ratio of net expenses
to average net assets	2.55	2.57	2.67	2.63	1.46[d]
Ratio of net investment income
to average net assets	.08	.16	.32	.11	1.06[d]
Portfolio Turnover Rate	49.56	50.00	41.36	47.45	48.52

Net Assets, end of period ($ x 1,000)	4,146	4,151	3,481	3,246	536

[a]	From November 15, 2002 (commencement of initial offering) to May 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

		Year Ended May 31,

Class C Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	22.72	19.25	16.63	12.22	10.84
Investment Operations:
Investment income—net [b]	.03	.05	.07	.02	.11
Net realized and unrealized
gain (loss) on investments	6.38	6.24	4.19	4.46	1.37
Total from Investment Operations	6.41	6.29	4.26	4.48	1.48
Distributions:
Dividends from investment income—net	—	(.15)	—	(.07)	(.10)
Dividends from net realized
gain on investments	(6.24)	(2.67)	(1.64)	—	—
Total Distributions	(6.24)	(2.82)	(1.64)	(.07)	(.10)
Net asset value, end of period	22.89	22.72	19.25	16.63	12.22

Total Return (%) [c]	31.43	33.58	25.47	36.72	13.75[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.52	2.53	2.61	2.58	1.47[d]
Ratio of net expenses
to average net assets	2.52	2.52	2.61	2.58	1.47[d]
Ratio of net investment income
to average net assets	.14	.20	.39	.11	1.11[d]
Portfolio Turnover Rate	49.56	50.00	41.36	47.45	48.52

Net Assets, end of period ($ x 1,000)	8,852	8,092	7,797	8,947	1,726

[a]	From November 15, 2002 (commencement of initial offering) to May 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,

Class R Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	23.14	19.55	16.80	12.27	10.84
Investment Operations:
Investment income—net [b]	.39	.31	.29	.21	.14
Net realized and unrealized
gain (loss) on investments	6.41	6.33	4.24	4.47	1.40
Total from Investment Operations	6.80	6.64	4.53	4.68	1.54
Distributions:
Dividends from investment income—net	(.20)	(.38)	(.14)	(.15)	(.11)
Dividends from net realized
gain on investments	(6.24)	(2.67)	(1.64)	—	—
Total Distributions	(6.44)	(3.05)	(1.78)	(.15)	(.11)
Net asset value, end of period	23.50	23.14	19.55	16.80	12.27

Total Return (%)	32.78	35.00	26.87	38.19	14.32[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.48	1.47	1.49	1.52	.89[c]
Ratio of net expenses
to average net assets	1.48	1.46	1.49	1.52	.89[c]
Ratio of net investment income
to average net assets	1.79	1.33	1.52	1.26	1.61[c]
Portfolio Turnover Rate	49.56	50.00	41.36	47.45	48.52

Net Assets, end of period ($ x 1,000)	346,254	49,236	26,675	8,036	2,745

[a]	From November 15, 2002 (commencement of initial offering) to May 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

		Year Ended May 31,

Class T Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	22.83	19.31	16.63	12.19	10.84
Investment Operations:
Investment income—net [b]	.12	.14	.14	.07	.06
Net realized and unrealized
gain (loss) on investments	6.41	6.28	4.18	4.47	1.39
Total from Investment Operations	6.53	6.42	4.32	4.54	1.45
Distributions:
Dividends from investment income—net	(.03)	(.23)	—	(.10)	(.10)
Dividends from net realized
gain on investments	(6.24)	(2.67)	(1.64)	—	—
Total Distributions	(6.27)	(2.90)	(1.64)	(.10)	(.10)
Net asset value, end of period	23.09	22.83	19.31	16.63	12.19

Total Return (%) [c]	31.83	34.19	25.84	37.33	13.47[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.16	2.16	2.27	2.24	1.49[d]
Ratio of net expenses
to average net assets	2.16	2.15	2.27	2.24	1.49[d]
Ratio of net investment income
to average net assets	.53	.59	.77	.45	.52[d]
Portfolio Turnover Rate	49.56	50.00	41.36	47.45	48.52

Net Assets, end of period ($ x 1,000)	96	75	56	77	5

[a]	From November 15, 2002 (commencement of initial offering) to May 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers one series, the fund.The fund’s investment objective is long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. During the reporting period, the Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus became a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. Effective June 30, 2007, the Distributor will be known as MBSC Securities Corporation.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Effective June

1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At May 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $53,874,112, undistributed capital gains $127,254,471 and unrealized appreciation $409,154,861.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2007 and May 31, 2006, were as follows: ordinary income $66,930,653 and $38,088,139 and long-term capital gains $276,954,739 and $133,449,233, respectively.

During the period ended May 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies, foreign currency gains and losses and Indian capital gain taxes, the fund increased accumulated undistributed investment income-net by $1,851,352 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions.

In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing. During the period ended May 31, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended May 31, 2007, the Distributor retained $5,127 from commissions earned on sales of the fund’s Class A shares and $7,671 and $72 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the annual rates of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended May 31, 2007, Class B, Class C and Class T shares were charged $30,117, $60,301 and $205, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2007, Class A, Class B, Class C and Class T shares

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

were charged $2,997,768, $10,039, $20,100 and $205, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2007, the fund was charged $203,338 pursuant to the transfer agency agreement.

During the period ended May 31, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,593,541, Rule 12b-1 distribution plan fees $8,253, shareholder services plan fees $245,569, chief compliance officer fees $3,748 and transfer agency per account fees $33,980.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 2007, amounted to $676,686,193 and $956,914,360, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange con-

tracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at May 31, 2007:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Brazilian Real,
expiring 6/1/2007	144,014	74,407	74,805	398
Hong Kong Dollar,
expiring 6/1/2007	13,015,828	1,666,901	1,666,922	21
Malaysian Ringgit,
expiring 6/1/2007	1,524,297	448,587	448,521	(66)
Malaysian Ringgit,
expiring 6/4/2007	553,535	162,948	162,876	(72)
Thai Baht,
expiring 6/4/2007	12,798,996	375,667	389,027	13,360
Sales:		Proceeds ($)
Brazilian Real,
expiring 6/1/2007	960,011	496,001	498,655	(2,654)
South African Rand,
expiring 6/4/2007	35,636	4,999	4,995	4
Thai Baht,
expiring 6/1/2007	2,914,634	85,549	88,591	(3,042)
Thai Baht,
expiring 6/4/2007	3,148,518	92,413	95,699	(3,286)
Total				4,663

At May 31,2007,the cost of investments for federal income tax purposes was $1,066,372,315; accordingly, accumulated net unrealized appreciation on investments was $408,892,871, consisting of $431,619,720 gross unrealized appreciation and $22,726,849 gross unrealized depreciation.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Premier Emerging Markets fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Emerging Markets Fund (one of the fund’s comprising Dreyfus International Funds, Inc.) as of May 31, 2007, and the related statement of operations for the year ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Emerging Markets Fund as of May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended May 31, 2007:

  the total amount of taxes paid to foreign countries was $4,177,512.
  the total amount of income sourced from foreign countries was $31,029,109.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2007 calendar year with Form 1099-DIV which will be mailed by January 31, 2008. Also, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $19,237,117 represents the maximum amount that may be considered qualified dividend income. Also, the fund designates $5.1200 per share as a long-term capital gain distribution and $1.1218 per share as a short-term capital gain distribution paid on December 27, 2006.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2008. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted, among other things, that the fund’s average annual total return ranked in the fifth quintile of its Performance Group and its Performance Universe for the one-and two year periods ended December 31, 2006.The Board also noted that the fund’s absolute returns were strong, but relative performance was hurt by the fund’s lower risk profile during a period in which higher risk securities outperformed.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that the fund’s actual management fee ranked in the fourth quintile of its Expense Group and Expense Universe and the total expenses ranked in the second quartile in the Expense Group and Expense Universe (the first quintile represents those funds with the lowest expenses).

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been relatively static, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.The Board also noted the fee waiver and expense reimbursement arrangements in place for the fund and its effect on Dreyfus’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was generally satisfied with the fund’s performance in light of the portfolio’s risk profile.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 39

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 168

———————

Peggy C. Davis (64)
Board Member (2007)

Principal Occupation During Past 5 Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 68

———————

David P. Feldman (67)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 50

James F. Henry (76)
Board Member (1993)

Principal Occupation During Past 5 Years:

  President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts

Other Board Memberships and Affiliations:

  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 41

———————

Ehud Houminer (66)
Board Member (2007)

Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

No. of Portfolios for which Board Member Serves: 69

———————

Gloria Messinger (77)
Board Member (2007)

Principal Occupation During Past 5 Years:

  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property

Other Board Memberships and Affiliations:

  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 41

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Martin Peretz (67)
Board Member (1993)

Principal Occupation During Past 5 Years:

  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web

Other Board Memberships and Affiliations:

  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 41

———————

Anne Wexler (77)
Board Member (2007)

Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  National Parks Association, Director
  The Community Foundation for the National Capital Region, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 50

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 86 investment companies (comprised of 168 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 87 investment companies (comprised of 184 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (87 investment companies, comprised of 184 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 MBSC Securities Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $39,466 in 2006 and $39,466 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2006 and $-0- in 2007.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2006 and $-0- in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,411 in 2006 and $5,820 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2006 and $-0- in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $827 in 2006 and $850 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2006 and $-0- in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $586,749 in 2006 and $1,302,603 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

SSL-DOCS2 70128344v15

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	July 23, 2007

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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Exhibit (a)(1)

THE DREYFUS FAMILY OF FUNDS CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

1. Covered Officers/Purpose of the Code

     This code of ethics (the "Code") for the investment companies within the complex (each, a "Fund") applies to each Fund's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or other persons performing similar functions, each of whom is listed on Exhibit A (the "Covered Officers"), for the purpose of promoting:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
  full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by the Fund;
  compliance with applicable laws and governmental rules and regulations;
  the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
  accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

2. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as "affiliated persons" of the Fund. The compliance programs and procedures of the Fund and the Fund's investment adviser (the "Adviser") are designed to prevent, or identify and correct, violations of these provisions. The Code does not, and is not intended to, repeat or replace these programs and procedures, and the circumstances they cover fall outside of the parameters of the Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the Adviser of which the Covered Officers are also officers or employees. As a result, the Code recognizes that the Covered Officers, in the ordinary course of their duties (whether formally for the Fund or for the Adviser, or for both), will be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Fund and, if addressed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, will be deemed to have been handled ethically. In addition, it is recognized by the Fund's Board that the Covered Officers also may be officers or employees of one or more other investment companies covered by this or other codes of ethics.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. Covered Officers should keep in mind that the Code cannot enumerate every possible scenario. The overarching principle of the Code is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

Each Covered Officer must:
  not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;
  not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and
  not retaliate against any employee or Covered Officer for reports of potential violations that are made in good faith.

3. Disclosure and Compliance

  Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Fund within his area of responsibility;
  each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund's Board members and auditors, and to governmental regulators and self-regulatory organizations;
  each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Fund and the Adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and
  it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

4. Reporting and Accountability Each Covered Officer must:
  upon adoption of the Code (or thereafter, as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;
  annually thereafter affirm to the Board that he has complied with the requirements of the Code; and
  notify the Adviser's General Counsel (the "General Counsel") promptly if he knows of any violation of the Code. Failure to do so is itself a violation of the Code.

     The General Counsel is responsible for applying the Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. However, waivers sought by any Covered Officer will be considered by the Fund's Board.

The Fund will follow these procedures in investigating and enforcing the Code:

  the General Counsel will take all appropriate action to investigate any potential violations reported to him;
  if, after such investigation, the General Counsel believes that no violation has occurred, the General Counsel is not required to take any further action;
  any matter that the General Counsel believes is a violation will be reported to the Board;
  if the Board concurs that a violation has occurred, it will consider appropriate action, which may include: review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser or its board; or dismissal of the Covered Officer;
  the Board will be responsible for granting waivers, as appropriate; and
  any waivers of or amendments to the Code, to the extent required, will be disclosed as provided by SEC rules.
5. Other Policies and Procedures

     The Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. The Fund's, its principal underwriter's and the Adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the Adviser's additional policies and procedures, including its Code of Conduct, are separate requirements applying to the Covered Officers and others, and are not part of the Code.

6. Amendments

     The Code may not be amended except in written form, which is specifically approved or ratified by a majority vote of the Fund's Board, including a majority of independent Board members.

7. Confidentiality

     All reports and records prepared or maintained pursuant to the Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or the Code, such matters shall not be disclosed to anyone other than the appropriate Funds and their counsel, the appropriate Boards (or Committees) and their counsel and the Adviser.

8. Internal Use

     The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

Dated as of: July 1, 2003

Exhibit A
Persons Covered by the Code of Ethics
J. David Officer	President	(Principal Executive Officer)
(Principal Financial and
James Windels	Treasurer	Accounting Officer)
Revised as of December 29, 2006